UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2024

NeuBase Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35963	46-5622433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Technology Drive, Pittsburgh, PA	15219
(Address of Principal Executive Offices)	(Zip Code)

(412) 763-3350
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NBSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on February 22, 2024, the board of directors (the “Board”) of NeuBase Therapeutics, Inc. (the “Company”) determined that it is in the best interests of the Company’s stockholders for the Company to dissolve, liquidate and distribute to stockholders its available assets. The Company has been engaged in an evaluation of potential strategic or other alternatives in order to preserve and maximize stockholder value, including an acquisition, merger, business combination, dissolution or other transaction.

On March 5, 2024, the Board unanimously approved the plan of liquidation and dissolution of the Company (the “Plan of Dissolution”) in respect of the Company’s liquidation and dissolution, subject to the approval of the Company’s stockholders. The Company plans to hold a special meeting of stockholders (the “Special Meeting”) at a time, date and location to be announced to seek approval of the liquidation and dissolution of the Company and the Plan of Dissolution and will file proxy materials relating to the Special Meeting with the Securities and Exchange Commission (the “SEC”). The Board reserves the right to abandon the proposed liquidation and dissolution and the Plan of Dissolution, even if approved by the Company’s stockholders, if the Board, in its discretion, determines that the liquidation and dissolution of the Company or the Plan of Dissolution is no longer in the best interests of the Company and its stockholders.

A copy of the Plan of Dissolution is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed liquidation and dissolution and the Plan of Dissolution, the Company intends to file a proxy statement and other relevant materials with the SEC. The definitive proxy statement will be sent to the Company's stockholders and will contain important information about the planned dissolution. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and stockholders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC's website at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the proposed liquidation and dissolution, the Plan of Dissolution and related matters. Information about the persons who may be considered to be participants in the solicitation of the Company's stockholders in connection with its planned dissolution, and any interest they have in the proposed liquidation and dissolution, the Plan of Dissolution and related matters, will be set forth in the definitive proxy statement when it is filed with the SEC. Further information about the Company’s directors and executive officers is set forth in its proxy statement for its 2023 Annual Meeting of Stockholders filed with the SEC on August 11, 2023. These documents may be obtained for free at the SEC's website at www.sec.gov.

Forward Looking Statements

Certain statements in this report constitute “forward-looking statements” of the Company within the meaning of applicable laws and regulations and constitute “forward-looking information” within the meaning of applicable securities laws. Any statements contained herein which do not describe historical facts, including statements regarding the proposed liquidation and dissolution, Plan of Dissolution and the related Special Meeting are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the possibility that the Company’s stockholders will not realize any value in the Company’s shares or that the Plan of Dissolution will not be able to be completed in a timely manner, or at all, as well as those risks identified in the Company’s filings with the SEC, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year-ended September 30, 2022, and subsequent filings, with the SEC, available on the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect the Company’s results of operations and cash flows and the amount of time the Company can meet its operational and capital needs. The Company cautions investors not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Plan of Liquidation and Dissolution of NeuBase Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUBASE THERAPEUTICS, INC. (Registrant)

Date: March 7, 2024	By:	/s/ Todd P. Branning
Todd P. Branning
Chief Executive Officer and Chief Financial Officer
(Principal Executive, Financial and Accounting Officer)